SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report
              (Date of earliest event reported) February 22, 2001
                                                -----------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




   300 Renaissance Center, Detroit, Michigan                 48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313)-556-5000
                                                         --------------

















                                      - 1 -

ITEM 9. REGULATION FD DISCLOSURE

      On February 22, 2001, General Motors Corporation (GM) issued a press release outlining their financial objectives for 2001. The release is as follows:


                    GM OUTLINES FINANCIAL OBJECTIVES FOR 2001


   DETROIT - General Motors Corporation will outline the next steps in its continued drive to strengthen the company's competitiveness, improve operating results, and deliver value consistently to its shareholders at its annual conference for securities analysts and institutional investors today and tomorrow.

   GM President and Chief Executive Office Rick Wagoner will state, "Our plan for General Motors is clear -- innovative products and services, leadership in e-business, grow our business in emerging markets such as Asia, and generate excellent business results. We are accelerating our progress toward achieving these with a disciplined approach."

   In addition to confirming its earlier forecast and goal of total calendar year earnings of $4.25 and confirming analysts' consensus for first quarter earnings per share of approximately $0.25, Wagoner will say GM's financial goals for the year 2001 include:

      - Positive cash flow
      - Earn $2 billion or more in North America
      - Substantially improve results at GM Europe over second half 2000 results
      - Grow  profitability  in the Latin  America-Africa-Middle  East  region
      - Achieve  profitability  in the Asia Pacific  region
      - Continued net income growth at GMAC

   GM officials will also outline a plan to improve performance in Europe, focusing on the four key areas of product, quality, cost, and continued progress on leveraging the benefits of GM's alliance with Fiat.

   The management team of GM's affiliate, Isuzu, is implementing a comprehensive recovery plan designed to restore profitability over the medium term. GM has a 49 percent equity interest in Isuzu.

   In North America, GM intends to grow revenue through its aggressive product plan, and reduce costs through convergence of the car and truck groups, productivity improvements, and the supplier cost-sharing program.

   GM Vice Chairman and Chief Financial Officer John Devine will outline a series of financial priorities for the year 2001.

   "We have to continue to strengthen our balance sheet, improve earnings, and focus on a few key major initiatives," Devine said. "Simply put, the keys to creating value for GM shareholders are to use capital efficiently, and deliver increasing and consistent earnings and cash flow."











                                      - 2 -

In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.


                                      # # #




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                                  (Registrant)
Date    February 23, 2001
        -----------------
                                       By
                                          s/Peter R. Bible
                                          -------------------------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)


























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